UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14(a)-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ] Preliminary proxy statement.

[ ] Confidential, for use of the

    Commission only (as permitted by

    Rule 14a-6(e)(2)).

[X] Definitive proxy statement.

[ ] Definitive additional materials.

[ ] Soliciting material pursuant to Section 240.14a-12

INTERNATIONAL SPORTS AND MEDIA GROUP, INC.

_______________________________________________________________________________

(Name of Registrant as Specified in Its Charter)

______________________________________________________________________________

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

_______________________________________________________________________________

 (2) Aggregate number of securities to which transaction applies:

_______________________________________________________________________________

 (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

______________________________________________________________________________

(4) Proposed maximum aggregate value of transaction:

______________________________________________________________________________

(5) Total fee paid:

______________________________________________________________________________

[ ] Fee paid previously with preliminary materials.

______________________________________________________________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:

______________________________________________________________________________

(2) Form, Schedule or Registration Statement No.:

______________________________________________________________________________

(3) Filing Party:

______________________________________________________________________________

(4) Date Filed:

______________________________________________________________________________

INTERNATIONAL SPORTS AND MEDIA GROUP, INC.

A Nevada Corporation

1635 Rosecrans Street, Suite D

San Diego, California 92106

(858) 488-7775

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON  JULY 14, 2006

Dear Shareholders:

The annual meeting of shareholders of International Sports and Media Group, Inc., a Nevada corporation (the “Company”), will be held at The Marriott Residence Inn, 1747 Pacific Highway, San Diego, California 92101 on July 14, 2006 at 1:00 p.m. local time, for the following purposes:

1) To consider and vote upon a proposal to amend the Company's Articles of Incorporation:

To amend Article I of the Articles of Incorporation to read as follows: “The name of this corporation is US Farms, Inc.”, and

2) To elect to the Board of Directors three (3) directors, to serve until the next Annual Meeting of Stockholders of the Company or until their successors are elected and qualify, subject to their prior death, resignation or removal; and

3) To ratify the appointment of E. Randall Gruber, CPA as the Company’s independent public accountant for the fiscal year ending December 31, 2006; and

4) To transact such other business as may properly come before the Meeting and any adjournments thereof.

Only shareholders of record shown on the books of International Sports and Media Group, Inc. at the close of business on June 27, 2006 will be entitled to vote at the meeting or any adjournment thereof.  Each shareholder is entitled to one vote per share on all matters to be voted on at the meeting.

You are cordially invited to attend the meeting.  Whether or not you plan to attend the meeting, please sign, date and return your proxy in the return envelope provided as soon as possible.  Please mail your completed and signed proxy to 1635 Rosecrans Street, Suite D, San Diego, California 92106 using the envelope provided by July 12, 2006 so that we will receive it prior to the annual meeting of shareholders.  Your cooperation in promptly signing and returning your proxy will help avoid further solicitation expense to International Sports and Media Group.

This notice, the proxy statement and the enclosed proxy are sent to you by order of the board of directors.

/s/ Yan K. Skwara Yan K. Skwara President

San Diego, California
June 26, 2006

INTERNATIONAL SPORTS AND MEDIA GROUP, INC.,

A Nevada corporation

PROXY STATEMENT

FOR

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JULY 14, 2006

______________________________

This proxy statement is furnished to the stockholders of International Sports and Media Group, Inc., a Nevada corporation (the "Company"), in connection with the Annual Meeting of Stockholders (the "Meeting") to be held at The Marriott Residence Inn, 1747 Pacific Highway, San Diego, California 92101 on July 14, 2006, at 1:00 p.m., local time.

The Meeting will be held to consider and vote on the following proposals:

1) To consider and vote upon a proposal to amend the Company's Articles of Incorporation:

To amend Article I of the Articles of Incorporation to read as follows: “The name of this corporation is US Farms, Inc.”, and

2) To elect to the Board of Directors three (3) directors, to serve until the next Annual Meeting of Stockholders of the Company or until their successors are elected and qualify, subject to their prior death, resignation or removal; and

3) To ratify the appointment of E. Randall Gruber, CPA as the Company’s independent public accountant for the fiscal year ending December 31, 2006; and

4) To transact such other business as may properly come before the Meeting and any adjournments thereof.

The list of all stockholders of record on June 27, 2006, will be available at the Meeting and at the Company’s corporate offices at 1635 Rosecrans Street, Suite D, San Diego, California 92106 on July 14, 2006.

INCORPORATION BY REFERENCE

International Sports and Media Group, Inc., a Nevada corporation (the "Company") is currently subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and, in accordance therewith, filed reports, proxy and Proxy Statements and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy and Proxy Statements and other information may be inspected and copied at the public reference facilities maintained by the Commission at 100 F Street, NE, Washington, DC 20549, at prescribed rates. Please call the Commission at (202) 942-8090 for further information. In addition, such materials may be accessed electronically at the Commission's site on the World Wide Web, located at http://www.sec.gov. The Company intends to furnish its stockholders with annual reports containing audited financial statements and such other periodic reports as the Company may determine to be appropriate or as may be required by law.

The Company's Annual Report on Form 10-KSB for the year ended December 31, 2005 filed on May 10, 2006, is incorporated by reference in this Proxy Statement.

Upon written request, the Company will provide, without charge, a copy of its Annual Report on Form 10-KSB, for the year ended December 31, 2005, to any stockholder of record or any stockholder who owned common stock listed in the name of a bank or broker, as nominee, at the close of business on June 27, 2006.

Requests should be addressed to the Company, to the attention of International Sports and Media Group, Inc., 1635 Rosecrans Street, Suite D, San Diego, California 92106.

INFORMATION CONCERNING SOLICITATION AND VOTING

The following information is provided to stockholders to explain the use of this Proxy Statement for this Meeting:

Only stockholders of record at the close of business on June 27, 2006 are entitled to vote at the Meeting. The Company's common stock is its only class of voting securities. As of June 9, 2006, the Company has 8,939,536 shares of common stock issued and outstanding.

REVOCABILITY OF PROXIES

A PROXY FOR USE AT THE MEETING IS ENCLOSED. ANY STOCKHOLDER WHO EXECUTES AND DELIVERS A PROXY HAS THE RIGHT TO REVOKE IT AT ANY TIME BEFORE ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING IT OR A DULY EXECUTED PROXY BEARING A LATER DATE. IN ADDITION, A STOCKHOLDER MAY REVOKE A PROXY PREVIOUSLY EXECUTED BY HIM BY ATTENDING THE MEETING AND ELECTING TO VOTE IN PERSON.

VOTING AND SOLICITATION

Proxies are being solicited by the Board of Directors of the Company. The cost of this solicitation will be borne by the Company. Solicitation will be primarily by mail, but may also be made by telephone, fax transmission or personal contact by certain officers and directors of the Company, who will not receive any compensation therefore. Shares of common stock represented by properly executed proxies will, unless such proxies have been previously revoked, be voted in accordance with the instructions indicated thereon.

IN THE ABSENCE OF SPECIFIC INSTRUCTIONS TO THE CONTRARY, PROPERTY EXECUTED PROXIES WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED ABOVE.

No business other than that set forth in the accompanying Notice of Annual Meeting of Stockholders is expected to come before the Meeting. Should any other matter requiring a vote of stockholders properly arise, the persons named in the enclosed form of proxy will vote such proxy in accordance with the recommendation of the Board of Directors.

Each share of common stock is entitled to one vote for each share held as of record, and there are no preemptive rights. The Company's current Certificate of Incorporation (the "Certificate of Incorporation") and Bylaws do not provide for cumulative voting for the election of directors or any other purpose.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

The presence (in person or by proxy) at the annual meeting of the holders of a number of shares of our common stock and Series B preferred stock representing more than 50% votes (in excess of one-half of the number of votes eligible to be voted at the annual meeting) will constitute a quorum for transacting business.  In the absence of a quorum, the stockholders present in person or by proxy, by majority vote and without further notice, may adjourn the meeting from time to time until a quorum is attained. At any reconvened meeting following such adjournment at which a quorum shall be present, any business may be transacted which might have been transacted at the Meeting as originally notified.

The required quorum for the transaction of business at the Meeting is a majority of the votes eligible to be cast by holders of shares of common stock and Series B preferred stock issued and outstanding on the Record Date. Shares that are voted "FOR" or "AGAINST" a matter are treated as being present at the Meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Meeting (the "Votes Cast") with respect to such matter.

The Company will count abstentions for purposes of determining both: (i) the presence or absence of a quorum for the transaction of business, and (ii) the total number of Votes Cast with respect to a proposal (other than the election of directors). Accordingly, abstentions will have the same effect as a vote against the proposal.

Further, the Company intends to count broker non-votes for the purpose of determining the presence or absence of a quorum for the transaction of business, although broker non-votes will not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Thus, a broker non-vote will not affect the outcome of the voting on a proposal.

This Proxy Statement and the form of proxy will be mailed to stockholders on or about June 30, 2006.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's next Annual Meeting of Stockholders for the fiscal year ending December 31, 2006, must be received by the Company no later than March 31, 2007, in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

DIRECTORS AND EXECUTIVE OFFICERS

The directors of the Company currently have terms which will end at the next annual meeting of the stockholders of the Company hereby noticed, or until their successors are elected and qualify, subject to their prior death, resignation or removal. Officers serve at the discretion of the Board of Directors.  There are no family relationships between any directors or executive officers of the Company.

The following sets forth certain biographical information concerning the following persons, whom have been nominated by the Board of Directors to be directors of the Company:

Yan K. Skwara has been employed with the company since its inception as the founder of International Sports and Media Group (ISMG). Mr. Skwara is currently employed full-time with the Company and serves as Chairman/President and Director and brings his prior experience in investment banking arena to the company. Mr. Skwara also maintains a significant background in the marketing and communications industry.

Donald Hejmanowski has over 25 years of experience in the financial markets. In 1980, he began a career in the brokerage community, going on to serve in various positions in the investment world, including stockbroker, branch manager, vice president of trading operations and as a principal of a firm. In 1990, Mr. Hejmanowski left the brokerage community to work directly for public companies, and with private companies seeking to go public. His work has included corporate capital structure, mergers and acquisitions. Mr. Hejmanowski has served on the board of directors of 3dShopping.com, an American Stock Exchange listed company, and four companies listed on the Over-the-Counter Bulletin Board: from January 2001 to February 2002, Mr. Hejmanowski served on the board of NuTek, Inc.; from February 2001 to November 2001, he served on the board of NetCommerce, Inc. and from December 2001 to May 2003, he served on the board of Photonics, Inc. He has also served on the compensation committee and audit committee for 3dShopping.com. Currently, Mr. Hejmanowski serves as a director of LitFunding Corp.  Mr. Hejmanowski has also served as an officer or director of five start-up private entities. In 1981, he earned his Bachelor of Science degree in finance and a Bachelor of Arts degree in economics from Eastern Illinois University.

Darin Pines has served as vice president of operations for American Aloe Nurseries since August 2002. Mr. Pines has over 14 years combined experience in farm and nursery operations.  Mr. Pines began his career in 1992 with his family’s Nursery business. In 1992 he joined the Carlsbad Floral Exchange Inc. where he was responsible for managing their various nursery facilities, as well as managing business development activities including responsibility for customer development and retention. At American Aloe Nurseries, Mr. Pines is responsible for all day-to-day operations, including nursery and farming operations and business and channel development activities. Since joining American Aloe Nurseries, Mr. Pines has been instrumental in the acquisition of both the farm and nursery properties, the strategic restoration of the nursery, development and planting of the Imperial Valley farm, and establishing the Company’s proprietary farming techniques which have provided superior quality and yield.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table provides certain summary information concerning the compensation earned by the named executive officers for the year ended December 31, 2005, for services rendered in all capacities to International Sports and Media Group, Inc.:

Name and Principal Position	Year	Annual Compensation			Long Term Compensation			All Other Compensation ($)
		Salary ($)	Bonus ($)	Other Annual Compensation ($)	Awards		Payouts
					Restricted Stock Award(s) ($)	Securities Underlying Options/SARs (#)	LTIP Pay outs ($)
Yan K. Skwara, President and Chief Financial Officer	2005	$133,000	--	--	20,000	--	--	--
Gordon F. Lee, Former Chief Executive Officer	2005	$184,000	--	--	--	--	--	--

*post reverse split

OPTION/SAR GRANTS

No stock options were granted to the Company's executive officers, nor were any options exercised during the year ended December 31, 2005.

TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL AGREEMENTS

The Company has no compensatory plans or arrangements which relate to the resignation, retirement or any other termination of an executive officer or key employee with the Company, a change in control of the Company or a change in such executive officer's or key employee's responsibilities following a change in control.

COMPENSATION OF DIRECTORS

The Company currently will compensate its directors 250,000 shares of restricted common stock for a twelve month term for service on the board. However; pre-approved expenses incurred on behalf of the Company including but not limited to travel expenses to attend Board meeting will be reimbursed.

 COMPLIANCE WITH SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934.

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's directors and executive officers and beneficial holders of more than 10% of the Company's common stock to file with the Commission initial reports of ownership and reports of changes in ownership and reports of changes in ownership of such equity securities of the Company. As of the date of this Proxy Statement, the Company believes that all reports which needed to be filed have been filed in a timely manner for the year ended December 31, 2005.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Common Stock

As of the Record Date, there were 500,000,000 shares of Common Stock authorized with a stated value of $.001 per share, of which approximately 8,939,536 shares were issued and outstanding.  Each holder of the Company’s Common Stock is entitled to one vote for each share held of record on all matters submitted to the vote of stockholders, including the election of directors.  All voting is non-cumulative, which means that the holder of fifty one percent (51%) of the shares voting for the election of the directors can elect all the directors.  The holders of Common Stock are entitled to receive pro rata dividends, when and as declared by the Board of Directors in its discretion, out of funds legally available therefore, but only if all dividends on the Preferred Stock have been paid in accordance with the terms of such Preferred Stock and there exists no deficiency in any sinking fund for the Preferred Stock.

Dividends on the Common Stock are declared by the Board of Directors. The payment of dividends on the Common Stock in the future, if any, will be subordinate to the Preferred Stock and will be determined by the Board of Directors. In addition, the payment of such dividends will depend on the Company’s financial condition, results of operations, capital requirements and such other factors as the Board of Directors deems relevant.

Preferred Stock

Our Articles of Incorporation authorize the issuance of 50,000,000 shares of Preferred Stock.  The Board of Directors has sole discretion in designating the preferences, limitations and relative rights of the Preferred Stock.  As of Record Date, the Company has 1,000,000 shares of Series B Preferred Stock authorized and 88,500 shares of Series B Preferred Stock are issued and outstanding.

The Series B preferred stockholders are entitled vote as long as at least 500,000 shares of the Series B Preferred Stock remain outstanding, the separate consent of the holders of at least fifty one percent (51%) of the outstanding Series B Shares shall be required for any action which (i) alters or changes the rights, preferences or privileges of the Series B Shares, or (ii) increases or decreases the authorized number of Series B Shares. On all other matters, the Series B Shares shall vote with the Common Stock. Each share of Series B Preferred Stock shall carry with it one vote in all matters to be placed before the Company's shareholders.

Table Of Beneficial Ownership

The following table sets forth, as of June 9, 2006 the beneficial ownership of the Company's common stock (i) by any person or group known by the Company to beneficially own more than 5% of the outstanding common stock, (ii) by each Director and executive officer and (iii) by all Directors and executive officers as a group. Unless otherwise indicated, the holders of the shares shown in the table have sole voting and investment power with respect to such shares.

Name and Address	Number of Shares Beneficially Owned	Class	Percentage of Class
Yan K. Skwara Chief Executive Officer and Chief Financial Officer	2,760,972	Common	30.8%
Donald Hejmanowski Director	350,000	Common	3.9%
Darin Pines Director	250,000	Common	2.7%
All directors and executive officers (3 persons)	3,360,972	Common	37.4%
Percy Dexter Allen, Jr.	1,021,844	Common	11.4%

1)

Unless noted otherwise, the address for all persons listed is c/o the Company at 1635 Rosecrans Street, Suite D, San Diego, CA 92106.

2)

Percentages based on 8,939,536 shares of common stock issued and outstanding as of June 9, 2006.

This table is based upon information derived from our stock records. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the shareholders named in this table has sole or shared voting and investment power with respect to the shares indicated as beneficially owned. The number of shares and percentages of class beneficially owned by the entities above is determined under rules promulgated by the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individuals has sole or shared voting power or investment power and also any shares as to which the individual has the right to acquire within 60 days through the exercise of any stock option or other right. The inclusion herein of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares such power with his or her spouse) with respect to all shares of capital stock listed as owned by such person or entity.

MATTERS FOR CONSIDERATION BY STOCKHOLDERS

GENERAL

PROPOSAL 1. AMENDMENT OF ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY

The Company's Board of Directors has unanimously adopted a resolution seeking shareholder approval to amend the Articles of Incorporation to change the name of the Company to "US Farms, Inc.". The Board of Directors believes that the name change is in the Company's best interests in that it more accurately reflects the intended business operations of the Company.

Effect: There is no immediate effect of changing the name of the Company.

No Dissenters' Rights: The holders of the Company's Common Stock are not entitled to dissenters' rights in connection with the name change. Furthermore, the Company does not intend to independently provide those shareholders with any such rights.

PROPOSAL 2.   ELECTION OF DIRECTORS.

Three (3) directors will be elected at the Annual Meeting, each to hold office until the next Annual Meeting of the Stockholders of the Company or until their successors are elected and qualify, subject to their prior death, resignation or removal. Officers serve at the discretion of the Board of Directors. There are no family relationships between any directors or executive officers of the Company.  In the absence of instructions to the contrary, shares of common stock represented by properly executed proxies will be voted for the three (3) nominees listed herein below, all of whom are recommended by management of the Company and who have consented to be named and to serve if elected.

In the event that any management nominee is unable or declines to serve as a director at the time of the Meeting, the proxies will be voted for any nominee who is designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director.

The Board of Directors met or adopted actions by unanimous written consent approximately 6 times during the year ended December 31, 2005.

The Board knows of no reason why any of the nominees will be unavailable or decline to serve as a director.

The affirmative vote of a majority of the combined Votes Cast at the Meeting is required to elect the directors nominated below.

THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE ELECTION OF THE NOMINEES LISTED BELOW.

NOMINEES FOR ELECTION AS DIRECTOR

The following persons have been recommended by management of the Company and have consented to be named and to serve as members of the Company's Board of Directors if elected. Biographies of all such persons may be reviewed in the section of this Proxy Statement entitled "Directors and Executive Officers."

Yan Skwara (Chairman and President)

Donald Hejmanowski (Director)

Darin Pines (Director)

PROPOSAL 3. RATIFICATION OF APPOINTMENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT.

The Board of Directors of the Company has appointed the accounting firm of E. Randall Gruber, CPA, PC as independent certified public accountant for the Company for the year ending December 31, 2006, subject to stockholder approval. The Company has been advised that neither that firm nor any of its partners has any material relationship with the Company or any affiliate of the Company.

(a) Audit Fees: For the fiscal year ended December 31, 2005, HJ & Associates billed the Company $34,138  for the audit of the Company's annual financial statements for the year then ended and for pre-filing reviews for all Form(s) 10-QSB for that fiscal year.

(b) Audit-Related Fees: NONE

(c) Tax Fees: NONE

(d) All Other Fees: NONE

(e) A representative of E. Randall Gruber, CPA, PC is expected to be present at the Meeting to make a statement, if he or she desires to do so, and to be available to respond to appropriate questions at the Meeting. In the event that the stockholders disapprove the appointment of independent public accountants for the Company, the Board of Directors will review its selection.

Approval of the appointment of E. Randall Gruber, CPA, PC, independent certified public accountant for the Company for the year ending December 31, 2006, requires the affirmative vote of a majority of the combined Votes Cast.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF THE COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2006.

The Company knows of no other matters to be submitted at the Meeting. If any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

By Order of the Board of Directors of

INTERNATIONAL SPORTS AND MEDIA GROUP, INC.

By: /s/ Yan K. Skwara Yan K. Skwara Chairman of the Board San Diego, California Dated: June 26, 2006

REVOCABLE PROXY
INTERNATIONAL SPORTS AND MEDIA GROUP, INC.

Proxy for the Annual Meeting of Stockholders

To be held July 14, 2006

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Yan K. Skwara, proxy, with full power of substitution, to vote all shares of stock of International Sports and Media Group, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on July 14, 2006, at 1:00 p.m., local time, at The Marriott Residence Inn, 1747 Pacific Highway, San Diego, California 92101, a copy of which has been received by the undersigned. Execution of a proxy will not in any way affect a stockholder's right to attend the meeting and vote in person. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the meeting or any adjournments thereof, and upon which the persons named as attorneys in the proxies may exercise discretion under applicable law.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED "FOR" PROPOSALS 1 THROUGH 3.

1. To consider and vote upon a proposal to amend the Company's Articles of Incorporation:

To amend Article I of the Articles of Incorporation to read as follows: “The name of this corporation is US Farms, Inc.”, and

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

2. Proposal to elect Three (3) members to the Board of Directors for the specified term or until his successor is elected and qualified:

	FOR	AGAINST	ABSTAIN
Yan K. Skwara	[ ]	[ ]	[ ]
	FOR	AGAINST	ABSTAIN
Donald Hejmanowski	[ ]	[ ]	[ ]
	FOR	AGAINST	ABSTAIN
Darin Pines	[ ]	[ ]	[ ]

3. Proposal to ratify the appointment of E. Randall Gruber, CPA, PC as independent public accountant for the Company for the year ending December 31, 2006.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

If signing as attorney, executor, trustee or guardian, please give your full title as such. If stock is held jointly, each owner should sign.

Signature ____________________________________________

Name _______________________________________________

Number of voting shares _______________________________

Date __________________________

[ ] MARK HERE IF YOU PLAN TO ATTEND THE MEETING

[ ] MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW

__________________________________________________

__________________________________________________

__________________________________________________

EXHIBIT A

AMENDMENT TO THE ARTICLES OF INCORPORATION OF

INTERNATIONAL SPORTS AND MEDIA GROUP, INC.

The amendment to the Company's Articles of Incorporation shall be filed with the Nevada Secretary of State so that the Article I of the Articles of Incorporation shall be as follows:

“The name of the Corporation shall be “US Farms, Inc.”.

IN WITNESS WHEREOF, the undersigned hereby duly executes this Certificate of Amendment hereby declaring and certifying under penalty of perjury that this is the act and deed of the Corporation and the facts herein stated are true, this __ day of July, 2006.

                                           INTERNATIONAL SPORTS AND MEDIA GROUP, INC.

                                           By: /s/ Yan K. Skwara

                                           Yan K. Skwara, President